EXHIBIT 99.3
                                  ------------

                    The Schedule to the ISDA Master Agreement

                                    SCHEDULE
                                     to the
                                Master Agreement


                           dated as of April 27, 2007

                                     between



                                                                Deutsche Bank National Trust Company, not individually, but solely as supplemental interest trustee (the "Supplemental
                                                      and       Interest Trustee") of the Supplemental Interest Trust (the
            Credit Suisse International                        "Supplemental Interest Trust") created under the Pooling and
                                                                 Servicing Agreement for IndyMac INDX Mortgage Loan Trust
                                                              2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3

         ---------------------------------                               -----------------------------------------
                    ("Party A")                                                         ("Party B")


Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a) "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)      "Specified Transaction" will have the meaning specified in Section 14.

(c)      Events of Default.

         The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

         (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in
                  Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

         (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex; provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless (A) a Required Ratings

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                  Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

         (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

         (v)      The "Default under Specified Transaction" provisions of
                  Section 5(a)(v) will not apply to Party A and will not apply to Party B.

         (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of
                  Section 5(a)(vi), solely with respect to Party A:

                  "Specified Indebtedness" will have the meaning specified in
                  Section 14.

                  "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the Shareholders' Equity of Party A or, if applicable, the Eligible Guarantor.

                  "Shareholders' Equity" means with respect to an entity, at any time, the sum (as shown in the most recent annual audited financial statements of such entity) of (i) its capital stock (including preferred stock) outstanding, taken at par value,
                  (ii) its capital surplus and (iii) its retained earnings, minus (iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

         (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B except that the provisions of Section 5(a)(vii)(2), (6) (to the extent that such provisions refer to any appointment contemplated or effected by the Pooling and Servicing Agreement or any appointment to which Party B has not become subject), (7) and (9) will not apply to Party B; provided that, with respect to Party B only,
                  Section 5(a)(vii)(4) is hereby amended by adding after the words "against it" the words "(excluding any proceeding or petition instituted or presented by Party A or its Affiliates)", and Section 5(a)(vii)(8) is hereby amended by deleting the words "to (7) inclusive" and inserting lieu thereof ", (3), (4) as amended, (5), (6) as amended, or (7)".

         (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)      Termination Events.

         The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement.

         (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

         (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of
                  Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

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         (iii)    The "Tax Event Upon Merger" provisions of Section 5(b)(iii)
                  will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

         (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)      Payments on Early Termination. For the purpose of Section 6(e) of this
         Agreement:

         (i) Market Quotation will apply, provided, however, that, in the event of a Derivative Provider Trigger Event, the following provisions will apply:

                  (A) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                           "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

                  (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                           "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party
                           B) equal to:

                           (a) If a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding on or before the day falling ten Local Business Days after the day on which the Early Termination Date is designated, or such later day as Party B may specify in writing to Party A, but in either case no later than one Local Business Day prior to the Early Termination Date (such day, the "Latest Settlement Amount Determination Day"), the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                           (b)      If, on the Latest Settlement Amount
                                    Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been made and remain capable of becoming legally binding upon acceptance, the Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value); or

                           (c)      If, on the Latest Settlement Amount
                                    Determination Day, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by

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                                    Party B so as to become legally binding and
                                    no Market Quotation from an Approved
                                    Replacement remains capable of becoming
                                    legally binding upon acceptance, the
                                    Settlement Amount shall equal Party B's Loss
                                    (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions.

                  (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Latest Settlement Amount Determination Day.

                  (D)      If the Settlement Amount is a negative number,
                           Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                           "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                           Section 2(c) of this Agreement and (y)
                           notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted-off against any amount payable by Party B under the immediately preceding clause (I)."

                  (E) At any time on or before the Latest Settlement Amount Determination Day at which two or more Market Quotations from Approved Replacements remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, the lowest of such Market Quotations shall be the lowest Market Quotation of such Market Quotations expressed as a positive number or, if any of such Market Quotations is expressed as a negative number, the Market Quotation expressed as a negative number with the largest absolute value).

         (ii)     The Second Method will apply.

(g)      "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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Part 2. Tax Matters.

(a)      Tax Representations.

         (i)      Payer Representations. For the purpose of Section 3(e) of this
                  Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

         (ii)     Payee Representations. For the purpose of Section 3(f) of this
                  Agreement:

                  (A)      Party A makes the following representation(s):

                           None.

                  (B)      Party B makes the following representation(s):

                           None.

(b)      Tax Provisions.

         (i) Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

         (ii)     Indemnifiable Tax. The definition of "Indemnifiable Tax" in
                  Section 14 is deleted in its entirety and replaced with the following:

                  "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.

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Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to      Form/Document/                                     Date by which to
deliver document       Certificate                                        be delivered
Party A                An original properly completed and executed        (i) upon execution of this Agreement, (ii) on
                       United States Internal Revenue Service Form        or before the first payment date under this
                       W-8IMY including applicable attachments (or any    Agreement, including any Credit Support
                       successor thereto) with respect to any payments    Document, (iii) promptly upon the reasonable
                       received or to be received by Party A that         demand by Party B, (iv) prior to the
                       eliminates U.S. federal withholding and backup     expiration or obsolescence of any previously
                       withholding Tax on payments to Party A under this  delivered form, and (v) promptly upon the
                       Agreement.                                         information on any such previously delivered
                                                                          form becoming inaccurate or incorrect.

Party B                (i) Upon execution of this Agreement, a United     (i) upon execution of this Agreement, (ii) on
                       States Internal Revenue Service Form W-9 (or any   or before the first payment date under this
                       successor thereto) with respect to any payments    Agreement, including any Credit Support
                       received or to be received by the initial          Document, (iii) in the case of a tax
                       beneficial owner of payments to Party B under      certification form other than a Form W-9,
                       this Agreement, and (ii) thereafter, the           before December 31 of each third succeeding
                       appropriate tax certification form (i.e., IRS      calendar year, (iv) promptly upon the
                       Form W-9 or IRS Form W-8BEN, W-8IMY, W-8EXP or     reasonable demand by Party B, (v) prior to the
                       W-8ECI, as applicable (or any successor form       expiration or obsolescence of any previously
                       thereto)) with respect to any payments received    delivered form, and (vi) promptly upon the
                       or to be received by the beneficial owner of       knowledge that information on any such
                       payments to Party B under this Agreement from      previously delivered form becoming inaccurate
                       time to time.                                      or incorrect.


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(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to      Form/Document/                           Date by which to                         Covered by
deliver document       Certificate                              be delivered                             Section 3(d)
                                                                                                         Representation
Party A and            Any documents required by the            Upon the execution and delivery of       Yes
Party B                receiving   party  to  evidence   the    this Agreement
                       authority of the delivering party or
                       its Credit Support Provider, if any,
                       for it to execute and deliver the
                       Agreement, this Confirmation, and any
                       Credit Support Documents to which it
                       is a party, and to evidence the
                       authority of the delivering party or
                       its Credit Support Provider to perform
                       its obligations under the Agreement,
                       this Confirmation and any Credit
                       Support Document, as the case may be

Party A and            A certificate of an authorized officer   Upon the execution and delivery of       Yes
Party B                of the party, as to the incumbency and   this Agreement
                       authority of the respective officers
                       of the party signing the Agreement,
                       this Confirmation, and any relevant
                       Credit Support Document, as the case
                       may be

Party A                A copy of the annual report for Party    Promptly upon becoming publicly          Yes
                       A containing audited or certified        available
                       financial statements for the most
                       recently ended financial year

Party A                An  opinion of counsel to Party A as     Upon the execution and delivery of       No
                       to the enforceability of this            this Agreement
                       Agreement in a form that is reasonably
                       satisfactory to Party B.

Party B                An opinion of counsel to Party B as to   Upon the execution and delivery of       No
                       the enforceability of this Agreement     this Agreement
                       in a form that is reasonably
                       satisfactory to Party A.

Party B                An executed copy of the PSA .            Promptly upon execution in final form    No

Part 4.  Miscellaneous.

(a)      Address for Notices: For the purposes of Section 12(a) of this
         Agreement:
Address for notices or communications to Party A:

         Address:  One Cabot Square   Attention:  (1)  Head of Credit Risk
                                                       Management;
                   London E14 4QJ                 (2)  Managing Director -
                   England                             Operations Department;
                                                  (3)  Managing Director - Legal
Department

                   Telex No.:  264521    Answerback:  CSI G

         (For all purposes)

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

         Address for notices or communications to Party B:

         Address:  IndyMac Mortgage Loan Trust 2007-FLX3
                           c/o Deutsche Bank National Trust Company
                           1761 East St. Andrew Place
                           Santa Ana, CA 92705
         Attention:        Trust Administration IN07-F3
         Facsimile:        (714) 247-6282
         Phone:            (714) 656-2625

         (For all purposes)

(b)      Process Agent. For the purpose of Section 13(c):

         Party A appoints as its Process Agent:

                                              Credit Suisse Securities (USA) LLC
                                              Eleven Madison Avenue
                                              New York, NY 10010

                                              Attention:  General Counsel
                                              Legal and Compliance Department

         Party B appoints as its Process Agent:  Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of this Agreement, it shall not in the future have any Office other than one in the United States.

(d)      Multibranch Party. For the purpose of Section 10(c) of this Agreement:

         Party A is not a Multibranch Party.

         Party B is not a Multibranch Party.

(e)      Calculation Agent. The Calculation Agent is Party A.

(f)      Credit Support Document.

         Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

         Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)      Credit Support Provider.

         Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

         Party B:     None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i)      Netting of Payments. The parties agree that subparagraph (ii) of
         Section 2(c) will apply to each Transaction hereunder.

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

(j)      Affiliate. "Affiliate" shall have the meaning assigned thereto in
         Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of
         Section 6(b)(ii) and Party A shall be deemed to have no Affiliates for purposes of Section 3(c) of this Agreement.

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

Part 5.  Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement

         In the event of any inconsistency among any of the following documents, the relevant document first listed shall govern: (i) the Confirmation entered into between Party A and Party B on April 27, 2007; (ii) the Credit Support Annex; (iii) the provisions set forth in this Schedule;
         (iv) the Definitions; and (v) the ISDA Master Agreement.

         Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the provisions herein deemed incorporated in a Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex..

(b)      Amendments to ISDA Master Agreement.

         (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

         (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

                  Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

         (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

                  "to another account in the same legal and tax jurisdiction as the original account".

         (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

                  "(g) Relationship Between Parties.

                           (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction

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

                                    and (ii) it has consulted with its own
                                    legal, regulatory, tax, business,
                                    investment, financial and accounting
                                    advisors to the extent it has deemed
                                    necessary, and it has made its own
                                    investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                           (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and (ii) It understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                           (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                           (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                           (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

         (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended by (i) deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

         (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

         (vii)    Local Business Day. The definition of Local Business Day in
                  Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c)      Additional Termination Events.

         (i) Each of the following shall constitute an Additional Termination Event with Party A as Affected Party:

                  (A) First Rating Trigger Collateral. If (A) it is not the case that a Moody's Second Trigger Ratings Event has occurred and been continuing for 30 or more Local Business Days and (B) Party A fails to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex.

                  (B) Second Rating Trigger Replacement. If (A) a Required Ratings Downgrade Event has occurred and been continuing for 30 or more Local Business Days and (B)
                           (i) at least one Eligible Replacement has made a Firm Offer to be the transferee of all of Party A's rights and obligations under this Agreement (and such Firm Offer remains an offer that will become legally binding upon such Eligible Replacement upon acceptance by the offeree) and/or (ii) an Eligible Guarantor has made a Firm Offer to provide an Eligible Guarantee (and such Firm Offer remains an offer that will become legally binding upon such Eligible Guarantor immediately upon acceptance by the offeree).

                  (C) Failure to Comply with Item 1115 Agreement. Any failure by Party A to comply with the Item 1115 Agreement (as defined below, and for the avoidance of doubt, in addition to any indemnity that may arise thereunder as a result of any such failure).

INDX 2007-FLX3 Schedule                11

         (ii) Each of the following shall constitute an Additional Termination Event with Party B as Affected Party:

                  (A) Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld), an amendment is made to the Pooling and Servicing Agreement.

                  (B) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an optional termination becoming unrescindable in accordance with Article 9 of the Pooling and Servicing Agreement (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Notwithstanding anything to the contrary in Section 6(b)(iv) or Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (B) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (C) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Trustee requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Trustee in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Trustee provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) of the ISDA Master Agreement (as amended herein) and provide to the Trustee in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to
                           Section 6(e) and (y) the Estimated Swap Termination Payment; and (D) notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution Date specified in the Optional Termination Notice.

                           The Trustee shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Trustee's rights specified herein.

(d) Required Ratings Downgrade Event. In the event that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold, Party A shall, as soon as reasonably practicable and so long as a Required Ratings Downgrade Event is in effect, at its own expense, using commercially reasonable efforts, procure either (A) a Permitted Transfer or (B) an Eligible Guarantee.

(e) Item 1115 Agreement. Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of April 27, 2007 (the "Item 1115 Agreement"), among Party A, IndyMac Bank, F.S.B. and IndyMac MBS, Inc, shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.

INDX 2007-FLX3 Schedule                12

(f)      Transfers.

         (i) Section 7 is hereby amended to read in its entirety as follows:

                  "Except with respect to any Permitted Transfer pursuant to
                  Section 6(b)(ii), Part 5(d), Part 5(e), or the following paragraph, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under the Agreement or any Transaction unless (a) the prior written consent of the other party is obtained, and
                  (b) the Rating Agency Condition has been satisfied with respect to S&P; provided, however, that nothing herein shall prohibit Party B from assigning its rights, obligations, or interest hereunder to another person in connection with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement; provided, further, that Party A may transfer this Agreement to any Person that is an office or branch of Party A (any such Person, office or branch, a Transferee) on at least five Business Days' prior written notice to Party B, provided that (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to
                  Section 2(d)(i)(4) of this Agreement in respect of such Tax;
                  (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; (D) either (I) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or
                  (II) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is without modification of the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (E) Party A will be responsible for any costs or expenses incurred in connection with any transfer described in this paragraph; Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.

                  At any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold, Party A may make a Permitted Transfer In addition, in the event that Party A is required to provide any disclosure pursuant to the Item 1115 Agreement, Party A may transfer this Agreement to an Affiliate that is able to provide the relevant disclosures without obtaining the written consent of the Trustee on behalf of Party B pursuant to a Permitted Transfer. Party A, having given prior written notice to S&P, may make a Permitted Transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity. Party A will be responsible for any costs or expenses incurred in connection with any transfer described in this paragraph; Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer."

         (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Supplemental

INDX 2007-FLX3 Schedule                13

         Interest Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Supplemental Interest Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
         Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with
         Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Swap Rating Agency has been given prior written notice of such designation or transfer.

(j) No Set-off. Except as expressly provided for in Section 2(c), Section 6 or Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Swap Rating Agencies has been provided prior written notice of the same and such amendment satisfies the Rating Agency Condition with respect to S&P.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Swap Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this
         Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (i) any such documentation is executed and delivered by Deutsche Bank National Trust Company, not individually or personally but solely as Supplemental Interest Trustee of the Supplemental Interest Trust under the Pooling and Servicing Agreement pursuant to which the Supplemental Interest Trust was formed, in the exercise of the powers and authority conferred upon and vested in it, and pursuant to instructions set forth therein,
         (ii) each of the representations, undertakings and agreements by Deutsche Bank National Trust Company is made and intended not as a personal representation, undertaking or agreement of Deutsche Bank National Trust Company, but solely for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as imposing any liability upon Deutsche Bank National Trust

INDX 2007-FLX3 Schedule                14

         Company, individually or personally, to perform any covenant (either express or implied) contained herein, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iv) under no circumstances shall Deutsche Bank National Trust Company be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation, the Agreement or any related document.

         In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering ("Applicable Law"), Deutsche Bank National Trust Company is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with Deutsche Bank National Trust Company. Accordingly, each of the parties agrees to provide to Deutsche Bank National Trust Company upon its request from time to time such identifying information and documentation as may be available for such party in order to enable Deutsche Bank National Trust Company to comply with Applicable Law.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

         The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that the Depositor has appointed the Supplemental Interest Trustee as agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Supplemental Interest Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q) Escrow Payments. If (whether by reason of the time difference between the cities in which payments or deliveries are to be made or otherwise) it is not possible for simultaneous payments or deliveries to be made on any date on which both parties are required to make payments or deliveries hereunder, either party may at its option and in its sole discretion notify the other party (section 2(b) of this Agreement notwithstanding) that payments or deliveries on that date are to be made in escrow (such party being the "Appointing Party"). In this case, deposit of the payment or delivery due earlier on that date will be made by 2.00 pm (local time at the place for the earlier payment or delivery) on that date with an escrow agent selected by the Appointing Party, accompanied by irrevocable payment or delivery instructions (i) to release the deposited payment or delivery to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment or delivery from the other party on the same date accompanied by irrevocable payment or delivery instructions to the same effect, or (ii) if the required deposit of the corresponding payment or delivery is not made on that same date, to return the payment or delivery deposited to the party that paid or delivered it into escrow. The Appointing Party will pay all costs of the escrow arrangements. The Appointing Party will bear the risk of any failure of the bank it nominates to be its escrow agent to fully and promptly perform the obligations of such escrow agent as contemplated in this Part 5(q) Any amounts payable or deliveries to be made under this Agreement by the Appointing Party which are not received by the other party hereto on the due date will remain due and payable or to be made by the Appointing Party as of such date (assuming timely payment or delivery on the due date of amounts payable or deliveries to be made by the other party hereto). Any amounts or deliveries due from the other party, which have been paid or delivered to the escrow agent in accordance with this Part 5(q) (and any instructions in connection therewith given to the other party by the Appointing Party) shall be

INDX 2007-FLX3 Schedule                15
         treated as having been paid or delivered by such other party and received by the Appointing Party as of the date on which they were paid or delivered to the Appointing Party's escrow agent. The Appointing Party shall cause the escrow arrangements to provide that the other party shall be entitled to interest on any payment due to be deposited first for each day in the period of its deposit at the rate offered by the escrow agent for that day for overnight deposits in the relevant currency in the office where it holds that deposited payment (at 11:00 a.m. local time on that day) if that payment is not released by to the other party 5:00 p.m. local time on the date it is deposited for any reason other than the intended recipient's failure to make the escrow deposit it is required to make under this paragraph in a timely fashion..

 (r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Confirmation, below.

(v)      Additional representations.

         (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

                  (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

                  (2) Party A is an English bank and is regulated as a European Union credit institution by the Financial Services Authority under the Financial Servicers and Markets Act 2000.

         (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Deutsche Bank National Trust Company represents to Party A on the date on which Deutsche Bank National Trust Company executes this Agreement that it is executing the Agreement not in its individual capacity but solely as Supplemental Interest Trustee.

(w)      Acknowledgements.

         (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

         (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties

INDX 2007-FLX3 Schedule                16
                  under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)      Additional Definitions.

         As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

                  "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

                  "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

                  "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party,
                  (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

                  "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations (for the avoidance of doubt, not limited to payment obligations) of Party A (or an Eligible Replacement) to Party B under this Agreement that is provided by an Eligible Guarantor as principal debtor rather than surety and that is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P, and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to Tax collected by withholding or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such withholding been required.

                  "Eligible Guarantor" means an entity that (A) has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, and (B) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Guarantee of an Eligible Guarantor with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's. All credit ratings described in this definition of Eligible Guarantor shall be provided to Party B in writing upon Party B's request.

                  "Eligible Replacement" means an entity (A) (i) (a) that has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold, and (b) has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, provided, for the avoidance of doubt, that an Eligible Replacement with credit ratings below the Moody's First Trigger Ratings Threshold will not cause a Collateral Event (as defined in the Credit Support Annex) not to occur or continue with respect to Moody's, or (ii) the present and future obligations (for the avoidance of doubt, not limited to payment obligations) of which entity to Party B under this Agreement are guaranteed pursuant to an Eligible Guarantee and
                  (B) that has executed an Item 1115 Agreement with IndyMac Bank, F.S.B. All credit ratings described in this definition of Eligible Guarantor shall be provided to Party B in writing upon Party B's request.

                  "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum

INDX 2007-FLX3 Schedule                17
                  payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) of the ISDA Master Agreement, taking into account then current market conditions.

                  "Firm Offer" means (A) with respect to an Eligible Replacement, a quotation from such Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B, and (B) with respect to an Eligible Guarantor, an offer by such Eligible Guarantor to provide an Eligible Guarantee that will become legally binding upon such Eligible Guarantor upon acceptance by the offeree.

                  "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

                  "Moody's First Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

                  "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

                  "Moody's Second Trigger Ratings Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

                  "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

                  "Permitted Transfer" means a transfer by novation by Party A pursuant to Section 6(b)(ii), Part 5(d), Part 5(e), or the second paragraph of Section 7 (as amended herein) to a transferee (the "Transferee") of all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) pursuant to a written instrument (the "Transfer Agreement"), the Transferee acquires and assumes all rights and obligations of Party A under the Agreement and the relevant Transaction; (f) Party B shall have determined, in its sole discretion, acting in a commercially reasonable manner, that such Transfer Agreement is effective to transfer to the Transferee all, but not less than all, of Party A's rights and obligations under the Agreement and all relevant Transactions; (g) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); (h) either (A) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P or (B) each Swap Rating Agency has been given prior written notice of such transfer and such transfer is in connection with the

INDX 2007-FLX3 Schedule                18
                  assignment and assumption of this Agreement without modification of its terms, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details; and (i) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

                  "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Swap Rating Agency specified in connection with such proposed act or omission, that the party acting or failing to act must consult with each of the specified Swap Rating Agencies and receive from each such Swap Rating Agency a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then current rating of any Certificates or Notes.

                  "Ratings Downgrade Event" means that no Relevant Entity has credit ratings equal to the Approved Ratings Threshold.

                  "Relevant Entity" means Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

                  "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (i) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, and (ii) has terms which are substantially the same as this Agreement, including, without limitation, rating triggers, Regulation AB compliance, and credit support documentation, save for the exclusion of provisions relating to Transactions that are not Terminated Transaction, as determined by Party B in its sole discretion, acting in a commercially reasonable manner.

                  "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.

                  "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

                  "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

                  "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating from S&P of "A-1", or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

                  "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee or an Eligible Replacement, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "BBB+".

                  "Swap Rating Agencies" means, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the IndyMac INDX Mortgage Loan Trust 2007-FLX3, Mortgage Pass-Through Certificates, Series 2007-FLX3 (the "Certificates") or any notes backed by the Certificates (the "Notes").

INDX 2007-FLX3 Schedule                19

               [Remainder of this page intentionally left blank.]


INDX 2007-FLX3 Schedule                20

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.


                                                             Deutsche Bank National Trust Company, not
                                                         individually, but solely as supplemental interest
                                                         trustee of the Supplemental Interest Trust created
                                                           under the Pooling and Servicing Agreement for
                                                            IndyMac INDX Mortgage Loan Trust 2007-FLX3,
             Credit Suisse International                Mortgage Pass-Through Certificates, Series 2007-FLX3


By: /s/ Marleen Nobile                                  By: /s/ Marion Hogan
    -------------------                                     ----------------
Name: Marleen Nobile                                    Name: Marion Hogan
Title: Authorized Signatory                             Title: Associate


By: /s/ Erica L. Hryniuk
    --------------------
Name: Erica L. Hryniuk
Title: Authorized Signatory

INDX 2007-FLX3 Schedule                21